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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 23, 2004


                      NEW CENTURY MORTGAGE SECURITIES, INC.

   (as depositor under an Indenture, dated as of June 29, 2004, providing for, inter alia, the issuance of Asset Backed Notes, Series 2004-2)


                      New Century Mortgage Securities, Inc.
                      -------------------------------------

             (Exact name of registrant as specified in its charter)
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
           Delaware                                   333-110474                33-0852169
           --------                                   ----------                ----------
(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                                              92612
------------------                                                              -----
(Address of Principal Executive Offices)                                      (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
                                                     --------------



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


                                      -2-


Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         For a description of the Notes and the Mortgage Pool, refer to the Indenture.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:



                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------

                     3.1 Amended and Restated Trust Agreement, dated as of June 29, 2004, among New Century Mortgage Securities, Inc., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate
                                             Registrar and Certificate Paying
                                             Agent, Asset Backed Notes, Series
                                             2004-2.


                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------

                     4.1 Indenture dated as of June 29, 2004, between New Century Home Equity Loan Trust 2004-2, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2004-2.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------

                     99.1 Servicing Agreement, dated as of June 29, 2004, among New Century Mortgage Corporation, as Master Servicer, New Century Home Equity Loan Trust 2004-2, as Issuer and Deutsche Bank National Trust
                                             Company, as Indenture Trustee,
                                             Asset Backed Notes, Series 2004-2.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------

                     99.2 Mortgage Loan Sale and Contribution Agreement, dated as of June 29, 2004, among New Century Mortgage Securities, Inc., as Purchaser, NC Residual II Corporation, as Seller and NC Capital Corporation as
                                             Responsible Party.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2004

                                           NEW CENTURY MORTGAGE SECURITIES INC.

                                           By:  /s/ Kevin Cloyd
                                                -------------------------------
                                           Name:    Kevin Cloyd
                                           Title:   Executive Vice President

                                  EXHIBIT INDEX



                                                            Sequentially
Exhibit                        Item 601(a) of Regulation    Numbered
Number                         S-K Exhibit No.              Description                     Page
------                         ---------------              -----------                     ----
3.1                            Amended and Restated Trust Agreement, dated as of June 29, 2004, among New Century
                               Mortgage Securities, Inc., as Depositor, Wilmington Trust Company, as Owner Trustee
                               and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate
                               Paying Agent, Asset Backed Notes, Series 2004-2.

4.1                            Indenture dated as of June 29, 2004, between New Century Home Equity Loan Trust
                               2004-2, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee,
                               Asset Backed Notes, Series 2004-2.

99.1                           Servicing Agreement, dated as of June 29, 2004, among New Century Mortgage
                               Corporation, as Master Servicer, New Century Home Equity Loan Trust 2004-2, as
                               Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed
                               Notes, Series 2004-2.

99.2                           Mortgage Loan Sale and Contribution Agreement, dated as of June 29, 2004, among New
                               Century Mortgage Securities, Inc., as Purchaser, NC Residual II Corporation, as
                               Seller and NC Capital Corporation as Responsible Party.